Exhibit 10.3

SECOND AMENDMENT TO

UNITED CONTINENTAL HOLDINGS, INC.

PROFIT SHARING PLAN

WHEREAS, United Continental Holdings, Inc. (the “Company”) sponsors the United Continental Holdings, Inc. Profit Sharing Plan (as amended and restated effective January 1, 2014, except as otherwise provided therein, and as previously amended by the First Amendment thereto) (the “Plan”);

WHEREAS, Appendix B of the Plan sets forth the Factors to be used for each Participating Employee Group to determine Awards under Section III.B.3 of the Plan;

WHEREAS, the First Amendment was previously adopted to amend the Factors to implement certain requirements of collective bargaining agreements with certain of the Company’s union represented Participating Employee Groups;

WHEREAS, the Company desires to amend the Plan to modify the Factors used for each of the non-union Participating Employee Groups (referred to collectively in the Plan as the “Management and Administrative Employee Group,” but in some cases separately listed in Appendix B) to provide terms similar to those provided to certain of the union represented Participating Employee Groups;

WHEREAS, Section V.A reserves to the Company the right to amend the Plan in its sole discretion; and

WHEREAS, the Board of Directors has approved the following amendment;

NOW, THEREFORE, the Plan is hereby amended effective January 1, 2015, for the 2015 Plan year and thereafter by changing the Non-Union portion of Appendix B to read as follows:

Non-Union	Union Representation	Group Code	Factor for Base Percentage A	Factor for Base Percentage B
FQM (Flight Qualified Management)	None	FMT	5	10
Chelsea Food Service	None	FS	5	10
Management & Administrative	None	SAL, MGT, OFC,SIA, SLS	5	10
Test Pilots	None	TPT	5	10

*    *    *    *    *

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf this 30th day of December, 2015.

UNITED CONTINENTAL HOLDINGS, INC.

/s/ Michael P. Bonds
Michael P. Bonds
Executive Vice President,
Human Resources and Labor Relations

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